UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 21, 2019

STEREOTAXIS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36159	94-3120386
(Commission File Number)	(IRS Employer Identification No.)

4320 Forest Park Avenue, Suite 100, St. Louis, Missouri	63108
(Address of Principal Executive Offices)	(Zip Code)

(314) 678-6100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 21, 2019, the Company held its Annual Meeting of Shareholders. A total of 59,304,222 shares of common stock were outstanding and entitled to vote, and the holders of Series A Convertible Preferred Stock were entitled to an aggregate of 15,698,415 votes on an as-converted basis. At the Annual Meeting, 56,563,810 shares were represented, constituting a 75.41% quorum. Shareholders were asked to consider and act upon the following:

(1)	The election of one director as a Class I director to serve until the Company’s 2020 annual meeting and two directors as Class III directors to serve until the Company’s 2022 annual meeting;

(2)	A proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2019;

(3)	A proposal to approve an amendment of the Employee Stock Purchase Program (“ESPP”) to provide that an additional 250,000 shares of common stock of the Company be made available for issuance under the ESPP for awards to participants;

(4)	A proposal to approve an amendment to the Company’s certificate of incorporation to authorize a reverse stock split of the Company’s common stock; and

(5)	A proposal to approve an amendment to the Company’s certificate of incorporation to authorize a reduction of the authorized number of shares of our common stock from 300,000,000 to 100,000,000 shares.

Proposal 1, the election of directors, was determined by a plurality of votes cast. All of the Board’s nominees for director were elected to serve until the Company’s 2020 or 2022 annual meetings consistent with the proposal, or until their respective successors are elected and qualified, by the votes set forth in the table below. Proposals 2 and 3 each were determined by a majority of votes cast, and each proposal passed by the votes set forth in the applicable table below. Proposal 4 was determined by a majority of the common and preferred shares entitled to vote and the proposal passed by the votes set forth in the applicable table below. Proposal 5 was determined by a majority of the common and preferred shares entitled to vote, voting as a single class, as well as a majority of the common shares entitled to vote, voting as a separate class, and the proposal passed by the votes set forth in the applicable table below.

(1)	Election of Directors:

Name of Nominee	Votes For	Votes Withheld	Votes Abstain	Broker Non-Votes
Robert J. Messey	41,767,354	38,304	0	14,758,152
Nathan Fischel, M.D.	41,706,626	99,032	0	14,758,152
Ross B. Levin	41,768,850	36,808	0	14,758,152

(2)	Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2019:

Number of Votes For:	56,316,038
Number of Votes Against:	103,428
Number of Votes Abstain:	144,344
Number of Broker Non-Votes:	0

(3)	Proposal to approve an amendment to the ESPP:

Number of Votes For:	41,277,888
Number of Votes Against:	518,267
Number of Votes Abstain:	9,503
Number of Broker Non-Votes:	14,758,152

(4)	Proposal to approve an amendment to the Company’s certificate of incorporation to authorize a reverse stock split of the Company’s common stock:

Number of Shares Entitled to Vote:	75,002,637
Number of Votes For:	50,248,137
Number of Votes Against:	5,818,664
Number of Votes Abstain:	497,009
Number of Broker Non-Votes:	0

(5)	Proposal to approve an amendment to the Company’s certificate of incorporation to authorize a reduction of the authorized number of shares of our common stock from 300,000,000 to 100,000,000 shares:

Number of Total Shares Entitled to Vote:	75,002,637
Total Number of Votes For:	51,968,368
Total Number of Votes Against:	4,084,658
Total Number of Votes Abstain:	510,784
Total Number of Broker Non-Votes:	0

Number of Common Shares Entitled to Vote:	59,304,222
Number of Common Votes For:	41,290,615
Number of Common Votes Against:	4,084,658
Number of Common Votes Abstain:	510,784
Number of Common Broker Non-Votes:	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEREOTAXIS, INC.

Date: May 21, 2019	By:	/s/ Martin C. Stammer
	Name:	Martin C. Stammer
	Title:	Chief Financial Officer